SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 21, 2003

UNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	1-12431	22-3282551
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

64 OLD HIGHWAY 22, CLINTON, NEW JERSEY		08809
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (908) 730-7630

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)    The following exhibit is filed with this Current Report on Form 8-K.

EXHIBIT NO.	DESCRIPTION
99.1	Press Release dated April 21, 2003.

Item 9. Regulation FD Disclosure

The Registrant issued a press release on April 21, 2003 announcing earnings for the first quarter of 2003.

Item. 12 Results of Operations and Financial Condition

In accordance with SEC Release No. 33-8216, the information set forth under “Item 9. Regulation FD Disclosure” is intended to be furnished under “Item 12. Results of Operations and Financial Condition.”

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITY BANCORP, INC.
(Registrant)

Dated: April 24, 2003	By: /s/ James A. Hughes
JAMES A. HUGHES
Chief Financial Officer